UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 744-3700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On March 1, 2016, Pinnacle Financial Partners, Inc. (the “Company”) issued, as part of the consideration paid to BHG Founders, Inc., a Florida corporation (“Founders Co.”), in connection with the Investment (as defined below), 860,470 shares of Company common stock to Founders Co. at the closing of the Investment. The shares of Company common stock issued pursuant to the Purchase Agreement (as defined below) were issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated under the Securities Act. The Company has agreed, pursuant to the Purchase Agreement, to file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-3 covering the resale as a secondary offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of the 860,470 shares of Company common stock issued in connection with the Investment.

As reported in the Company’s Current Report on Form 8-K filed with the SEC on January 20, 2016, the Company previously agreed, pursuant to the Purchase Agreement, to issue 912,00 shares of Company common stock to Founders Co. at the closing of the Investment. However, pursuant to Amendment No. 1 (as defined below), the number of shares of Company common stock issued by the Company to Founders Co. as the Stock Consideration (as defined below) was reduced from 912,000 shares of Company common stock to 860,470 shares of Company common stock.

Item 8.01.	Other Events.

Closing of BHG Investment

On March 1, 2016, the Company and Pinnacle Bank, the Company’s wholly owned subsidiary (the “Bank”), consummated their investment (the “Investment”) in Bankers Healthcare Group, LLC (“BHG”) pursuant to the terms of the Membership Interest Purchase Agreement, dated January 19, 2016 (the “Purchase Agreement”), by and among the Company, the Bank, BHG, Founders Co., Albert Crawford, Eric Castro, Robert Castro, Barbara Castro and Sofia Castro, Tyler Crawford and Crawford & Castro, LLC, as amended pursuant to Amendment No. 1 to the Purchase Agreement, dated March 1, 2016 (“Amendment No. 1”). In connection with the Investment, the Company and the Bank acquired 8.55% and 10.45%, respectively, of the outstanding equity interests in BHG in exchange for an amount of cash equal to $74,100,000 (with $11,400,000 paid by the Company and $62,700,000 paid by the Bank) and 860,470 shares of Company common stock (the “Stock Consideration”).

The Purchase Agreement previously provided that the Bank and the Company would collectively acquire 19% (with the Company to acquire 7.6% and the Bank to acquire 11.4%) of the equity interests of BHG for $114,000,000 (the “Purchase Price”), payable in a combination of (I) cash paid by the Bank, the amount of which would equal the difference between (i) $114,000,000 and (ii) the product of (A) 912,000 and (B) the closing price of the Company’s common stock on the Nasdaq Global Select Market on the closing date of the Investment, and (II) 912,000 shares of Company common stock. Amendment No. 1 was entered into to modify the mix of the Purchase Price payable in cash and stock to the amounts described in the preceding paragraph.

At the closing of the Investment, the Company and the Bank entered into the Amended and Restated Limited Liability Company Agreement of BHG (the “LLC Agreement”) that provides for, among other things, the following terms: (i) the inability of any member of BHG to transfer its ownership interest in BHG without the consent of the other members of BHG for five years, other than transfers to family members, trusts or affiliates of the transferring member, in connection with the acquisition of the Company or the Bank or as a result of a change in applicable law that forces the Company and/or the Bank to divest their ownership interests in BHG; (ii) the inability of the board of management of BHG (of which the Company and the Bank shall have the right to designate two of the five members (the “Pinnacle Managers”)) to approve a sale of BHG without the consent of one of the Pinnacle Managers for four years; (iii) co-sale rights for the Company and the Bank in the event the other members of BHG decide to sell all or a portion of their ownership interests after the above-described five-year limitation; and (iv) a right of first refusal for BHG and the other members of BHG in the event that the Company and/or the Bank decide to sell all or a portion of their ownership interests after the above-described five-year limitation, except in connection with a transfer of their ownership interests to an affiliate or in connection with the acquisition of the Company or the Bank.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the LLC Agreement. The above description is qualified in its entirety by reference to the LLC Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Subordinated Notes

On March 3, 2016, the Bank agreed to issue an additional $70.0 million aggregate principal amount of its 4.875% Fixed–to-Floating Rate Subordinated Notes due 2025 (the “Notes”), the closing of which is expected to occur on March 10, 2016, subject to satisfaction of customary closing conditions. The Bank initially issued $60.0 million aggregate principal amount of the Notes on July 30, 2015. The Notes were priced at 99.023% of the principal amount per note, for an effective interest rate of 5.125%.

The Notes mature on July 30, 2025, and bear interest at a fixed rate per annum of 4.875%, payable semi-annually in arrears, until July 30, 2020. From and including July 30, 2020 through maturity or earlier redemption, the Notes bear interest at a floating rate per annum that resets quarterly equal to three-month LIBOR plus 3.128%, payable quarterly in arrears. The Notes are redeemable by the Bank, in whole or in part, on or after July 30, 2020 and on every interest payment date thereafter or, in whole but not in part, upon the occurrence of certain specified tax events, capital events or investment company events. Any redemption will be at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest. The Notes are not subject to redemption at the option of the holders.

The Notes are unsecured, subordinated obligations of the Bank and rank junior in right of payment to all of the Bank’s then existing and future senior indebtedness, whether secured or unsecured, including claims of depositors and general creditors. The Notes are expected to qualify as Tier 2 capital for regulatory purposes. The Notes may be accelerated upon an event of default, which will only occur if the Bank is subject to any receivership, conservatorship, insolvency, liquidation or similar proceeding. The Notes are not savings accounts or deposits of any bank and are not insured by the Federal Deposit Insurance Corporation, and are not guaranteed by the Company or any of the Bank’s subsidiaries or affiliates.

The Notes are being offered and sold only to a limited number of institutional investors in reliance upon an exemption from registration under Section 3(a)(2) of the Securities Act.

Credit Facility

On March 1, 2016, the Board of Directors of the Company authorized the Company to enter into a line of credit facility with a bank with a commitment of up to $75 million (the “Credit Facility”), the proceeds of borrowings under which the Company would use to pay a portion of the cash consideration in connection with its previously announced merger with Avenue Financial Holdings, Inc. (the “Avenue merger”) and for general corporate purposes. The Company currently expects to enter into the Credit Facility prior to the closing of the Avenue merger.

Additional Information and Where to Find It

In connection with the Avenue merger, the Company intends to file a registration statement on Form S-4 with the SEC to register the shares of the Company’s common stock that will be issued to the shareholders of Avenue Financial Holdings, Inc. (“Avenue”) in connection with the Avenue merger. The registration statement will include a proxy statement/prospectus (that will be delivered to Avenue’s shareholders in connection with their required approval of the Avenue merger) and other relevant materials in connection with the Avenue merger.

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE AVENUE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AVENUE AND THE AVENUE MERGER.

Investors and security holders may obtain free copies of these documents once they are available through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners Inc., 150 3rd Avenue South, Suite 980, Nashville, TN 37201, Attention: Investor Relations (615) 744-3742 or Avenue Financial Holdings, Inc., 111 10th Avenue South, Suite 400, Nashville, TN 37203, Attention: Investor Relations (615) 252-2265.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The Company and Avenue, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Avenue in respect of the Avenue merger. Certain information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016 and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on March 10, 2015, and its Current Reports on Form 8-K, which were filed with the SEC on June 18, 2015, July 27, 2015, August 5, 2015 and September 3, 2015. Certain information about the directors and executive officers of Avenue is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 30, 2015, its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 30, 2015. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this Current Report on Form 8-K, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “goal,” “objective,” “intend,” “plan,” “believe,” “should,” “hope,” “pursue,” “seek,” “estimate” and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to differ materially from any results expressed or implied by such forward-looking statements. Such risks include, without limitation, (i) the failure to close the Bank’s subordinated debt financing; (ii) the risk that the cost savings and any revenue synergies from the mergers with Avenue, CapitalMark Bank & Trust (“CapitalMark”) and Magna Bank (“Magna”) may not be realized or take longer than anticipated to be realized; (iii) disruption from the Avenue merger with customers, suppliers or employee relationships; (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement related to the Avenue merger; (v) the risk of successful integration of Avenue’s, CapitalMark’s and Magna’s business with the Company’s; (vi) the failure of Avenue’s shareholders to approve the Avenue merger; (vii) the amount of the costs, fees, expenses and charges related to the Avenue merger; (viii) the ability to obtain required government approvals of the proposed terms of the Avenue merger; (ix) reputational risk and the reaction of the Company’s and Avenue’s customers to the Avenue merger; (x) the failure of the closing conditions of the Avenue merger to be satisfied; (xi) the risk that the integration of Avenue’s, CapitalMark’s and Magna’s operations with the Company’s will be materially delayed or will be more costly or difficult than expected; (xii) the possibility that the Avenue merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the dilution caused by the Company’s issuance of additional shares of its common stock in the Avenue merger; (xiv) the failure of the Company to obtain debt financing in connection with the payment of the cash consideration to Avenue’s shareholders in connection with the Avenue Merger in amounts and on terms acceptable to it; and (xv) general competitive, economic, politics of and market conditions. Additional factors which could affect the forward looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, or Avenue’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with or furnished to the SEC and available on the SEC’s website at http://www.sec.gov. The Company and Avenue disclaim any obligation to update or revise any forward-looking statements contained in this Current Report on Form 8-K which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Amended and Restated Limited Liability Company Agreement of Bankers Healthcare Group, LLC, dated March 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/ Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date:      March 4, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Limited Liability Company Agreement of Bankers Healthcare Group, LLC, dated March 1, 2016